UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2026

EASTERN BANKSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 High Street,
Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 327-8376

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2026, Eastern Bankshares, Inc. (the “Company”) held its 2026 annual meeting of shareholders (the “Annual Meeting”), at which the shareholders of the Company considered and acted upon three proposals: (1) to elect six directors for a one-year term expiring in 2027; (2) to hold an advisory vote on executive compensation; and (3) to ratify the appointment of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the Company’s 2026 fiscal year. The results of the shareholder voting are set forth below.

1.

Election of Directors. By the vote reported below, the shareholders elected the following six nominees to serve as directors of the Company for a one-year term to end at the Company’s 2027 annual meeting of shareholders:

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Luis A. Borgen	163,246,719	11,536,334	8,208,480	21,797,754
Diane S. Hessan	168,113,050	6,198,544	8,679,939	21,797,754
Leon A. Palandjian	172,404,490	2,550,139	8,036,904	21,797,754
Robert F. Rivers	170,118,544	4,735,391	8,137,598	21,797,754
Cathleen A. Schmidt	172,755,127	2,163,226	8,073,180	21,797,754
Michael J. Sullivan	170,827,253	4,031,607	8,132,673	21,797,754

2.

Advisory Vote on Named Executive Officer Compensation. By the vote reported below, the shareholders approved, on an advisory basis, the compensation paid to the named executive officers of the Company, as set forth in the Company’s Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
172,945,389	8,801,346	1,244,798	21,797,754

3.

Ratification of the Appointment of Ernst & Young LLP. By the vote reported below, the shareholders ratified the appointment of Ernst & Young LLP by the Audit Committee of the Company’s Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. There were no broker non-votes on this matter.

Votes For	Votes Against	Abstentions
191,474,469	12,617,770	697,048

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

	By:	/s/ R. David Rosato
DATE: May 19, 2026		R. David Rosato
Chief Financial Officer